FY20 Third Quarter

Genesco Inc. FY20 Q3 Earnings Summary Results and Guidance December 6, 2019

Safe Harbor Statement This presentation contains forward-looking statements, including those regarding the performance outlook for the Company and its individual businesses (including, without limitation, sales, expenses, margins and earnings) and all other statements not addressing solely historical facts or present conditions. Actual results could vary materially from the expectations reflected in these statements. A number of factors could cause differences. These include adjustments to estimates and projections reflected in forward-looking statements, including the level and timing of promotional activity necessary to maintain inventories at appropriate levels; the timing and amount of any share repurchases by the Company; the imposition of tariffs on imported products by the Company or its vendors as well as the ability and costs to move production of products to countries from which imported goods are not subject to tariffs; potential disruption to the flow of goods in the ports due to reactions made by companies to the imposition of tariffs; the Company’s ability to obtain from suppliers products that are in-demand on a timely basis and effectively manage disruptions in product supply or distribution; unfavorable trends in fuel costs, foreign exchange rates, foreign labor and material costs, and other factors affecting the cost of products; the effects of the British decision to exit the European Union and other sources of weakness in the U.K. market, including potential effects on consumer demand, currency exchange rates, and the supply chain; the effectiveness of the Company's omnichannel initiatives; costs associated with changes in minimum wage and overtime requirements; cost associated with wage pressure associated with a full employment environment in the U.S. and the U.K. and competitor wage decisions; weakness in the consumer economy and retail industry for the products we sell; competition in the Company's markets, including online and including competition from the Company’s vendors in the branded footwear market; fashion trends, including the lack of new fashion trends or products, that affect the sales or product margins of the Company's retail product offerings; weakness in shopping mall traffic and challenges to the viability of malls where the Company operates stores, related to planned closings of department stores and other stores or other factors and the extent and pace of growth of online shopping; risks related to the potential for terrorist events, especially in malls and shopping districts; changes in buying patterns by significant wholesale customers; bankruptcies or deterioration in financial condition of significant wholesale customers or the inability of wholesale customers or consumers to obtain credit; the Company's ability to continue to complete and integrate acquisitions, expand its business and diversify its product base; retained liabilities associated with divestitures of businesses including potential liabilities under leases as the prior tenant or as a guarantor of certain leases; and changes in the timing of holidays or in the onset of seasonal weather affecting period-to-period sales comparisons. Additional factors that could affect the Company's prospects and cause differences from expectations include the ability to build, open, staff and support additional retail stores and to renew leases in existing stores and control or lower occupancy costs, and to conduct required remodeling or refurbishment on schedule and at expected expense levels; the Company’s ability to eliminate stranded costs associated with dispositions, including the sale of the Lids Sport Group business; the Company’s ability to realize anticipated cost savings, including rent savings; deterioration in the performance of individual businesses or of the Company's market value relative to its book value, resulting in impairments of fixed assets, operating lease right of use assets or intangible assets or other adverse financial consequences and the timing and amount of such impairments or other consequences; unexpected changes to the market for the Company's shares or for the retail sector in general; costs and reputational harm as a result of disruptions in the Company’s business or information technology systems either by security breaches and incidents or by potential problems associated with the implementation of new or upgraded systems; and the cost and outcome of litigation, investigations and environmental matters involving the Company. Additional factors are cited in the "Risk Factors," "Legal Proceedings" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of, and elsewhere in, our SEC filings, copies of which may be obtained from the SEC website, www.sec.gov, or by contacting the investor relations department of Genesco via our website, www.genesco.com. Many of the factors that will determine the outcome of the subject matter of this release are beyond Genesco's ability to control or predict. Genesco undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Forward-looking statements reflect the expectations of the Company at the time they are made. The Company disclaims any obligation to update such statements. 3

Non-GAAP Financial Measures The Company reports consolidated financial results in accordance with generally accepted accounting principles (“GAAP”). However, to supplement these consolidated financial results the Company’s presentation includes certain non-GAAP financial measures such as earnings and earnings per share and operating income. This supplemental information should not be considered in isolation as a substitute for related GAAP measures. The Company believes that disclosure of earnings and earnings per share from continuing operations and operating income adjusted for the items not reflected in the previously announced expectations will be meaningful to investors, especially in light of the impact of such items on the results. Reconciliations of the non- GAAP supplemental information to the comparable GAAP measures can be found in the Appendix. 4

Key Earnings Highlights Q3 FY20 Quarter 3 Quarter 3 November 2, 2019 November 3, 2019 Total Net Sales Change 0% 1% Comparable Sales 3% 6% Gross Margin % 49.2% 48.5% Selling and Admin. Expenses % 44.2% 43.6% Operating Income % (1) GAAP 4.8% 4.9% Non-GAAP 5.0% 4.9% Earnings per Diluted Share (1) GAAP $1.31 $1.00 Non-GAAP $1.33 $0.97 (1) See GAAP to Non-GAAP adjustments in appendix. 5

Key Earnings Highlights YTD FY20 Nine Months Ended Nine Months Ended November 2, 2019 November 3, 2019 Total Net Sales Change 0% 5% Comparable Sales 4% 5% Gross Margin % 49.1% 48.3% Selling and Admin. Expenses % 46.5% 46.2% Operating Income % (1) GAAP 2.5% 2.1% Non-GAAP 2.6% 2.1% Earnings per Diluted Share (1) GAAP $1.63 $1.10 Non-GAAP $1.72 $1.11 (1) See GAAP to Non-GAAP adjustments in appendix. 6

Comparable Sales Q3 FY20 Quarter 3 Nov. 2, Nov. 3, 2019 2018 Journeys Group 4% 9% Schuh Group 3% (4)% Johnston & Murphy Group (6)% 10% Total Comparable Sales 3% 6% Same Store Sales 1% 6% Comparable Direct Sales 19% 12% 7

Sales by Segment Q3 FY20 and FY19 Net Sales $537.3 million Net Sales $539.8 million 3% 3% FY20 FY19 14% Journeys Group 15% Journeys Group Schuh Group Schuh Group 17% Johnston & Murphy 18% Johnston & Murphy Group Group 64% 66% Licensed Brands Licensed Brands 8

Sales by Segment YTD FY20 and FY19 Net Sales $1.5 billion Net Sales $1.5 billion 3% 4% FY20 FY19 14% Journeys Group 15% Journeys Group Schuh Group Schuh Group 17% Johnston & Murphy 18% Johnston & Murphy Group Group 63% 66% Licensed Brands Licensed Brands 9

Adjusted Operating Income by Segment Q3 FY20(1) ($ in millions) Quarter 3 - November 2, 2019 Quarter 3 - November 3, 2018 Oper Inc Adj Oper Oper Inc Adj Oper (Loss) Adjust Inc (Loss) (Loss) Adjust Inc (Loss) Journeys Group $ 29.0 $ - $ 29.0 $ 24.7 $ - $ 24.7 Schuh Group 4.4 - 4.4 4.2 - 4.2 Johnston & Murphy Group 3.7 - 3.7 5.1 - 5.1 Licensed Brands - - - (0.2) - (0.2) Corporate and Other (11.1) 0.8 (10.3) (7.4) (0.1) (7.5) Total Operating Income $ 25.9 $ 0.8 $ 26.7 $ 26.4 $ (0.1) $ 26.3 % of sales 4.8% 5.0% 4.9% 4.9% (1) See GAAP to Non-GAAP adjustments in appendix. 10

Adjusted Operating Income by Segment YTD FY20(1) ($ in millions) Nine Months Ended Nov. 2, 2019 Nine Months Ended Nov. 3, 2018 Oper Inc Adj Oper Oper Inc Adj Oper (Loss) Adjust Inc (Loss) (Loss) Adjust Inc (Loss) Journeys Group $ 59.3 $ - $ 59.3 $ 44.7 $ - $ 44.7 Schuh Group (1.0) - (1.0) (0.4) - (0.4) Johnston & Murphy Group 10.3 - 10.3 10.7 - 10.7 Licensed Brands 0.2 - 0.2 (0.4) - (0.4) Corporate and Other (30.7) 1.8 (28.9) (23.5) 1.0 (22.4) Total Operating Income $ 38.0 $ 1.8 $ 39.8 $ 31.2 $ 1.0 $ 32.2 % of sales 2.5% 2.6% 2.1% 2.1% (1) See GAAP to Non-GAAP adjustments in appendix. 11

Inventory/Sales Change by Segment Q3 FY20 ($ in millions) Nov. 2, 2019 Q3 FY20 Segment Inventory/Sales Inventory Sales Journeys Group 9% 3% Schuh Group (1) 5% 2% Johnston & Murphy Group -10% -9% Licensed Brands -20% -11% Total $ 474 $ 537 % Change from prior year 4% 0% (1) On a constant currency basis. 12

Retail Stores Summary Q3 FY20 Aug 3, Nov. 2, 2019 Open Close 2019 Journeys Group 1,184 3 5 1,182 Journeys stores (U.S.) 860 3 4 859 Journeys stores (Canada) 46 - - 46 Journeys Kidz stores 238 - 1 237 Little Burgundy 40 - - 40 Schuh Group 132 - 1 131 Johnston & Murphy Group 178 1 - 179 Total Stores 1,494 4 6 1,492 13

Retail Square Footage Q3 FY20 Square feet in thousands Aug 3, Net Nov. 2, Square Footage: 2019 Change 2019 % Change Journeys Group 2,332 - 2,332 0.0% Schuh Group 646 (3) 643 -0.5% Johnston & Murphy Group 340 1 341 0.3% Total Square Footage 3,318 (2) 3,316 -0.1% Year over year change in retail inventory per square foot 6% 9% 14

FY20 Outlook(1) Note: See earnings call transcript for important details regarding guidance assumptions $4.10 - $4.40 per share, expectations Non-GAAP EPS near mid-point Total Sales 0% to +1% Comparable Sales +2 to +3% Gross Margin 40 to 60 basis point improvement SG&A Expense 30 to 40 basis points deleverage Tax Rate ~28% CapEx ~ $40 million Depreciation & Amortization ~ $50 million 15.7 million Avg Shares Outstanding (assumes no further repurchases) (1) On a Non-GAAP basis, see GAAP to Non-GAAP adjustments in appendix 15

FY20 Comparable Sales Guidance Actual Actual Actual Guidance Guidance Q1 Q2 Q3 Q4 FY20 Journeys Group 7% 4% 4% 1 - 2% 3 - 4% Schuh Group 2% 0% 3% (2) - 1% 1 - 2% Johnston & Murphy Group 0% 1% (6)% 0 - 1% (1) - 0% Total Genesco 5% 3% 3% 1 - 2% 2 - 3% 16

FY20 Projected Retail Store Count Actual Proj Proj Proj 2019 Open Close 2020 Journeys Group 1,193 8 23 1,178 Journeys stores (U.S.) 867 6 18 855 Journeys stores (Canada) 46 - - 46 Journeys Kidz stores 239 2 4 237 Little Burgundy 41 - 1 40 Schuh Group 136 1 7 130 Johnston & Murphy Group 183 4 6 181 Total Stores 1,512 13 36 1,489 Estimated change in square feet -2% 17

FY20 Projection Capital Spending Projection FY20 CapEx $40 million 40% New Stores & Remodels 60% Omni-channel, IT, DC & Other FY20 Projected Depreciation = $50 million 18

Appendix

Non-GAAP Reconciliation – Q3 FY20 Quarter 3 November 2, 2019 November 3, 2018 Net of Per Share Net of Per Share In Thousands (except per share amounts) Pretax Tax Amounts Pretax Tax Amounts Earnings from continuing operations, as reported $ 18,979 $ 1.31 $ 19,694 $1.00 Asset impairments and other adjustments: Impairment charges $ 799 633 0.04 $ 699 599 0.03 Loss on lease terminations - 3 0.00 - - 0.00 Legal and other matters - - 0.00 - 16 0.00 Gain on Hurricane Maria - (3) 0.00 (884) (686) (0.03) Other hurricane losses - - 0.00 115 85 0.00 Total asset impairments and other adjustments $ 799 633 0.04 $ (70) 14 0.00 Income tax expense adjustments: Other tax items (245) (0.02) (611) (0.03) Total income tax expense adjustments (245) (0.02) (611) (0.03) Adjusted earnings from continuing operations (1) and (2) $ 19,367 $ 1.33 $ 19,097 $0.97 (1) The adjusted tax rate for the third quarter of Fiscal 2020 and 2019 is 26.2% and 25.1%, respectively. (2) EPS reflects 14.5 million and 19.6 million share count for the third quarter of Fiscal 2020 and 2019, respectively, which includes common stock equivalents in each period. 20

Non-GAAP Reconciliation – YTD FY20 Nine Months Ended November 2, 2019 November 3, 2018 Net of Per Share Net of Per Share In Thousands (except per share amounts) Pretax Tax Amounts Pretax Tax Amounts Earnings from continuing operations, as reported $ 26,242 $ 1.63 $ 21,525 $ 1.10 Asset impairments and other adjustments: Impairment charges $ 1,837 1,296 0.08 $ 2,054 1,521 0.08 Loss on lease terminations 44 31 0.00 - - 0.00 Legal and other matters - - 0.00 270 200 0.01 Gain on Hurricane Maria (38) (27) 0.00 (1,420) (1,051) (0.05) Other hurricane losses - - 0.00 115 85 0.00 Total asset impairments and other adjustments $ 1,843 1,300 0.08 $ 1,019 755 0.04 Income tax expense adjustments: Tax impact for share-based awards (54) 0.00 452 0.02 Other tax items 244 0.01 (1,103) (0.05) Total income tax expense adjustments 190 0.01 (651) (0.03) Adjusted earnings from continuing operations (1) and (2) $ 27,732 $ 1.72 $ 21,629 $ 1.11 (1) The adjusted tax rate for the first nine months of Fiscal 2020 and 2019 is 29.5% and 26.2%, respectively. (2) EPS reflects 16.1 million and 19.5 million share count for the first nine months of Fiscal 2020 and 2019, respectively, which includes common stock equivalents in each period. 21